Exhibit 99.1

Goldman Sachs Strategic Update
Credit Suisse Financial Services Conference
David M. Solomon
Chairman and Chief Executive Officer
February 17, 2022

Clear Strategic Direction
1 2 3
Grow and Strengthen Diversify our Operate More Existing Businesses Products and Services Efficiently

Client-Oriented Strategy Delivered Record 2021 Revenues
ROE (%)
Leading Peer1
~150bps ex-litigation
Net Revenues (bn)
ROTE (%)2
15%
~400bps ex-litigation
13%
19%
10% 11%
23%
2019 2020 2021
$36.5 $44.6 $59.3 11% 12% 24%
Book Value Per Share Growth (%)
1-Year
3-Years
5-Years
10-Years
IPO
(2Q99)
GS
20% 37% 56% 118%
1,618%
Leading Peer1
8%
31%
49%
89%
407%

Strong Progress Against Our Goals

Goldman Sachs

	INVESTOR DAY TARGETS	2021 PROGRESS
Profitability	>13% ROE >14% ROTE	23.0% ROE 24.3% ROTE[1]
Efficiency & Expenses	~60% efficiency ratio $1.3bn efficiency plan	53.8% efficiency ratio ~$1.0bn expense efficiencies[2]
Capital	13-13.5% CET1 ratio	14.2% CET1 ratio

3

Premier Client Franchise Driving Share Gains and Growth

Goldman Sachs


Asset Management
Investment Banking
Clients
Consumer & Wealth Management
Global Markets

ONE GOLDMAN SACHS

2019 – 2021 WALLET SHARE GROWTH[1]

+360bps	+250bps
Investment Banking	Global Markets

GROWTH INITIATIVES: KEY METRICS[2]

Alternatives
$100bn+
Fundraising

Wealth Management
475
Corporates Covered by Ayco

Transaction Banking
>90%
Were Existing GS Clients

Consumer Banking
8
Partnerships and Referral Programs

4

1 Investment Banking and Global Markets:
Synergies Delivering Integrated Execution Solutions
Asset Investment Management Banking
Clients
Consumer
& Wealth Global Management Markets
Multiplier Effect
Merger Advisory
Activism and Defense
Acquisition Bridge Financing
Capital Markets Takeout Financing
Secondary Market Liquidity
Derivatives
Investment Banking and Global Markets ROE 2019 – 2021 Improvement
+1,500bps
Goldman Sachs1
+800bps
Peer Average2

1 Investment Banking:
Robust Backlog Combined with Strategic Growth Opportunities
+ 30%+ More Clients Covered1
+ +360bps Wallet Share Gains2
+ Technology and Healthcare
+ Product Innovation
~$6bn
<$1 $2
$1
$2
2010 – 2016 Median Revenues
~$8bn $1
$2
$1
$3
~$12bn
<$1 $3
$4
$4
2017 – 2019 Median Revenues
2020 – 2021 Median Revenues
Financial Advisory Equity Underwriting Debt Underwriting Corporate Lending
F O R W A R D C A T A L Y S T S
Increasing Sponsor Capital Driving Transaction Velocity Technology Disruption Broadly across Industries
Accelerating Company Formation
Innovation in Client Solutions, Including ESG
Wallet Share Opportunity in Core Businesses
Transaction Banking
China Opportunity

1 Global Markets:
Solid Track Record and Strategic Growth
10-year CAGR: 8%
$5bn
$2bn
$8bn
$10bn $5bn $4bn $8bn
$5bn
Represents median, min and max 2012-2021 annual revenues
$16bn
2020 – 2021    2019 – 2021 FICC Equities Illustrative
Average    Wallet Share Intermediation Intermediation Revenues
Financing    Gains1
F O R W A R D C A T A L Y S T S
Deepen and Broaden Client Base
Grow Financing
Enhance Client Experience, Deploy Technology Platforms
Optimize Resource Consumption

2 Asset Management & Wealth Management:
Integrated, Client-Oriented Businesses At Scale
Asset Investment Management Banking
Clients
Consumer
& Wealth Global Management Markets
Top 5 Global Active Asset Manager 1
(Pro Forma for NNIP)
.
~$2.8 trillion AUS
Premier Ultra High Net Worth Franchise
. 2
Total Wealth Management client assets of >$1 trillion
Top 5 Alternative Asset Manager 1
.
$426 billion total alternative assets

2 Asset Management & Wealth Management: **Expanding From a Leading Position at Scale**

Goldman Sachs

Firmwide Management & Other Fees (bn)

AUS (tn)	$1.9	$2.1	~$2.8
			(Pro Forma for NNIP)


CAGR: +12%
$6.1
$6.7
$7.6
2019
2020
2021

FORWARD CATALYSTS

Workplace Wealth	▪ Holistic financial planning programs for ~1.6mm employees through Ayco
Sustainability	▪ ESG and impact strategies offered across asset classes; will be strengthened by NNIP
Portfolio Customization	▪ Proprietary and open architecture ▪ #1 in retail Separately Managed Accounts[1]
Alternatives	▪ Third-party funds across strategies ▪ Expanding offerings across retail channel, including RIAs

9

2 Asset Management & Wealth Management: **Targets**

Goldman Sachs

INCREASING INVESTOR DAY TARGETS		NEW TARGETS	
			Of which:
$350bn	**$225bn**	**>$10bn**	**>$2bn**
Organic Traditional Long-Term Net Inflows[1] (2020 – 2024)	Gross Alternatives Fundraising (2020 – 2024)	Firmwide Management and Other Fees in 2024	Alternatives Management Fees in 2024

10

2 Transaction Banking:
Significant Long-Term Growth Opportunity at Scale

Goldman Sachs

- LARGE ADDRESSABLE MARKET
- DISRUPTIVE AND SCALABLE DIGITAL PLATFORM
- ROE ACCRETIVE AT SCALE

Market Size[1]

$150bn+
wallet

Revenues

$226mm	~$750mm
2021	2024 Target

Clients

~225 (2020) → **~350** (2021)

Partnerships

AMERICAN EXPRESS, fiserv., stripe, VISA

Deposits (bn)



>$100
Investor Day target
$54
$29
2020
2021
2024 Target

11

Consumer: Significant Long-Term Growth Opportunity at Scale

2

Goldman Sachs

- LARGE ADDRESSABLE MARKET
- DISRUPTIVE AND SCALABLE DIGITAL PLATFORM
- ROE ACCRETIVE AT SCALE

Market Size[1]

>$5tn	~$1tn
U.S. deposits	U.S. loans

Revenues

$1.5bn	>$4bn
2021	2024 Target

Customers

~6mm 2020 → 10mm+ 2021

Partnerships

Deposits (bn)



Investor Day target
>$150
$110
$36
2018
2021
2024 Target

Loans/Cards (bn)



Investor Day target
>$30
$12
$5
2018
2021
2024 Target

12

3 Flexible Cost Structure Enables Investments, Supports Returns

Goldman Sachs

2021 OPERATING EXPENSES ($31.9BN)

Non-Compensation

- Disciplined expense management
- Focus on platforms and digitization
- Prioritization of investment spend
- Significant portion activity-related or discretionary



$14.2
$17.7

Compensation & Benefits

- Pay for performance culture with meaningful variable component
- Shareholder-aligned compensation framework
- 2021 compensation ratio net of provisions declined ~200bps YoY

~60%
Efficiency Ratio Target

~$1.0bn
Efficiency Savings Achieved[1]

13

3 Dynamic Capital Management

Goldman Sachs

CAPITAL MANAGEMENT PHILOSOPHY

- **Prioritize deploying capital to support client activity and grow our businesses**
- **Continue to sustainably grow our dividend**
- **Return excess capital in the form of buybacks**



Stress Capital Buffer
6.4%
G-SIB
2.5%
Minimum
4.5%

Current Capital Requirement

+

Target Management Buffer:

50-100bps

KEY FORWARD DRIVERS

- **Stress Capital Buffer:** Focused on reducing SCB toward ~5%
- **G-SIB:** 3.0% surcharge (effective 2023); 3.5% (effective 2024)

14

Driving Value for Shareholders

Goldman Sachs

MEDIUM-TERM[1] FIRMWIDE TARGETS

ROE	ROTE	Efficiency Ratio
14-16%	15-17%	~60%

2024 BUSINESS TARGETS

ASSET MANAGEMENT & WEALTH MANAGEMENT				TRANSACTION BANKING	CONSUMER
2020 – 2024 Organic Traditional Long-Term Net Inflows[2]	2020 – 2024 Gross Alternatives Fundraising	Firmwide Management & Other Fees	Alternatives Management Fees	Revenues	Revenues
$350bn	$225bn	>$10bn	*Of which:* >$2bn	~$750mm	>$4bn

15

Successfully Executing Our Strategic Plan
Clients are at the center of our firm
Operating with a growth mindset
Well-positioned to execute given our unique competitive advantages
Track record of driving returns and unlocking shareholder value

Goldman Sachs Strategic Update
Credit Suisse Financial Services Conference
David M. Solomon
Chairman and Chief Executive Officer
February 17, 2022

Investor Day Targets and Selected KPI Progress

Goldman Sachs

FIRMWIDE

Medium-Term[1] Initiative	Progress
>13% ROE	23.0% in 2021
>14% ROTE[2]	24.3% in 2021
30bps improvement in funding spreads	17bps improvement in funding spreads since YE19
$100bn in deposit growth	$174bn raised across channels since YE19
~50/50% deposits vs. unsecured funding	55% deposits vs. unsecured funding as of 4Q21
~60% efficiency ratio	53.8% in 2021
$1.3bn efficiency plan	Achieved ~$1.0bn expense efficiencies since YE19[3]
13-13.5% CET1 ratio	14.2% as of 4Q21

INVESTMENT BANKING

Initiative	Progress
#1 in M&A, #1 in Equity U/W; Top 4 Debt U/W wallet share	#1 M&A, #1 Equity U/W, #3 Debt U/W wallet share in 2021[4]
Expand client footprint	30%+ more clients covered as of YE21 vs. YE17
$50bn TxB deposits in 5+ years from YE19	Achieved in 3Q21; $54bn as of 4Q21
$1bn TxB revenues in 5+ years from YE19	$226mm in 2021

ASSET MANAGEMENT

Initiative	Progress
$250bn Organic Firmwide Traditional AUS net inflows in 5 years from YE19[5]	~$140bn net inflows since YE19
$100bn Firmwide Alternative AUS net inflows in 5 years from YE19 ($150bn Alternatives gross fundraising)	~$30bn Firmwide Alternative net inflows ($107bn Alternatives gross fundraising) since YE19
$4bn capital reduction in 5 years from YE19	2021 average common equity +$3.6bn vs. 2019

GLOBAL MARKETS

Initiative	Progress
ROE >10% in 3 years from YE19	15.3% in 2021
Top 3 position with top 100 clients	Top 3 with 72 of the top 100 clients[6]
Grow financing revenues	$5.9bn in 2021; +33% vs. 2019
Deploy technology platform	87K Marquee MAUs as of 4Q21 (+35K since 2019)[7]
$700mm efficiency plan in 3 years from YE19	Achieved ~$600mm expense efficiencies since YE19[3]
$2bn of capital redeployment in 3 years from YE19	~$1.7bn since YE19

CONSUMER & WEALTH MANAGEMENT

Initiative	Progress
Increase client facing professionals in UHNW globally	Hired ~240 client facing professionals since YE19 (~20% net growth)
Leverage corporate relationships and expand HNW franchise reach	Cover 475 corporates (+35 since YE19); cover 1.6mm employees vs. 1mm in 2019
$20bn+ Consumer loan/card balances in 5 years from YE19	$12bn as of 4Q21
$125bn+ Consumer deposits in 5 years from YE19	$110bn as of 4Q21

18

End Notes

Goldman Sachs

These notes refer to the financial metrics and/or defined term presented on:

Slide 2:

1. Per company filings. Peer set includes MS, JPM, BAC, C
2. Return on average common shareholders' equity (ROE) is calculated by dividing net earnings applicable to common shareholders by average monthly common shareholders' equity. Return on average tangible common shareholders' equity (ROTE) is calculated by dividing net earnings applicable to common shareholders by average monthly tangible common shareholders' equity. Tangible common shareholders' equity is calculated as total shareholders' equity less preferred stock, goodwill and identifiable intangible assets. Management believes that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally and that tangible common shareholders' equity is meaningful because it is a measure that the firm and investors use to assess capital adequacy. ROTE and tangible common shareholders' equity are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies. The table below presents a reconciliation of average common shareholders' equity to average tangible common shareholders' equity:

	AVERAGE FOR THE YEAR ENDED		
Unaudited, $ in millions	DECEMBER 31, 2019	DECEMBER 31, 2020	DECEMBER 31, 2021
Total shareholders' equity	$ 90,297	$ 91,779	$ 101,705
Preferred stock	(11,203)	(11,203)	(9,876)
Common shareholders' equity	79,094	80,576	91,829
Goodwill and identifiable intangible assets	(4,464)	(4,855)	(4,863)
Tangible common shareholders' equity	$ 74,630	$ 75,721	$ 86,966

Slide 3:

1. ROTE is a non-GAAP measure and may not be comparable to similar non-GAAP measures used by other companies. See end note 2 for slide 2 for further information about ROTE, including the reconciliation of average common shareholders' equity to average tangible common shareholders' equity
2. Annual run-rate expense efficiencies from YE19 – YE21

19

End Notes

Goldman Sachs

These notes refer to the financial metrics and/or defined term presented on:

Slide 4:

1. Data based on reported revenues for Advisory, Equity underwriting and Debt underwriting for Investment Banking and for FICC and Equities for Global Markets. Total wallet includes GS, MS, JPM, BAC, C, DB, UBS, CS, BARC. BARC 2021 revenues reflect consensus estimates per Visible Alpha as of February 14, 2022
2. Alternatives fundraising reflects gross commitments from YE19 – YE21

Slide 5:

1. The table below presents net earnings applicable to common shareholders, average common equity and ROE for the firm's Investment Banking and Global Markets segments, and the reconciliation to the total of the two segments:

Unaudited, $ in millions		INVESTMENT BANKING		GLOBAL MARKETS		INVESTMENT BANKING + GLOBAL MARKETS
YEAR ENDED DECEMBER 31, 2021						
Net earnings applicable to common shareholders	$	6,705	$	6,973	$	13,678
Average common equity	$	10,341	$	45,497	$	55,838
ROE		64.8%		15.3%		24.5%
YEAR ENDED DECEMBER 31, 2019						
Net earnings applicable to common shareholders	$	1,996	$	2,729	$	4,725
Average common equity	$	11,167	$	40,060	$	51,227
ROE		17.9%		6.8%		9.2%

The impact of net provisions for litigation and regulatory proceedings during 2021 reduced ROE for Investment Banking by 1.8 percentage points, for Global Markets by 0.4 percentage points and for the total of these two segments by 0.6 percentage points, and such provisions during 2019 reduced ROE for Investment Banking by 4.3 percentage points, for Global Markets by 1.5 percentage points and for the total of these two segments by 2.1 percentage points

2. Data based on reported ROEs. Peers include MS (Institutional Securities segment), JPM (Corporate & Investment Bank segment), BAC (Global Banking and Global Markets segments)

20

End Notes
These notes refer to the financial metrics and/or defined term presented on:
Slide 6:
1. Represents increase in Investment Banking covered clients from 2017 – 2021
2. Wallet share gains 2019 – 2021. See end note 1 for slide 4 for further information
Slide 7:
1. 2021 wallet share vs. 2019 wallet share, excluding growth in financing. Data based on reported FICC and Equities revenues. Total wallet includes GS, MS, JPM, BAC, C, DB, UBS, CS, BARC. BARC 2021 revenues reflect consensus estimates per Visible Alpha as of February 14, 2022
Slide 8:
1. Data as of 4Q21. Peer data compiled from publically available company filings, earnings releases and supplements, and websites, as well as eVestment databases and Morningstar Direct. Peer population represents key competitors tracked internally. GS total alternative assets at year-end 2021 includes $236 billion alternative AUS and $190 billion non-fee-earning alternative assets
2. Total Wealth Management client assets includes AUS and brokerage assets
Slide 9:
1. Source: Cerulli Associates; Largest Separate Account Consultant Program rankings as of 3Q21 total assets
Slide 10:
1. Traditional AUS represents fixed income and equity assets
Slide 11:
1. Data per McKinsey. Wallet includes U.S., UK, Japan, Germany, Italy, France, Spain, Netherlands, and Ireland
Slide 12:
1. U.S. retail deposits per FDIC call reports as of 4Q21; U.S. unsecured loans data per McKinsey

End Notes
These notes refer to the financial metrics and/or defined term presented on:
Slide 13:
1. Annual run-rate expense efficiencies from YE19 – YE21
Slide 15:
1. Medium-term refers to approximately 3 year time horizon
2. Traditional AUS represents fixed income and equity assets
Slide 18:
1. Medium-term refers to approximately 3 year time horizon
2. ROTE is a non-GAAP measure and may not be comparable to similar non-GAAP measures used by other companies. See end note 2 for slide 2 for further information about ROTE, including the reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity
3. Annual run-rate expense efficiencies
4. M&A and Equity: per Dealogic; Debt U/W: data based on reported revenues. Total wallet includes GS, MS, JPM, BAC, C, UBS, CS, BARC. BARC 2021 revenues reflected consensus estimates per Visible Alpha as of February 14, 2022
5. Traditional AUS represents fixed income and equity assets
6. Sources: Top 100 client list and rankings compiled by GS through Client Ranking / Scorecard / Feedback and / or Coalition Greenwich 1H21 Institutional Client Analytics ranking
7. Unique monthly average users within the prior 30 days, as of December 2021 vs. December 2019

Cautionary Note on Forward-Looking Statements
Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), efficiency ratio targets and expense savings initiatives, the impact of the COVID-19 pandemic on its business, results, financial position and liquidity, fundraising initiatives and amount and composition of future Assets under Supervision and related revenues, anticipated asset sales, increases in wallet share, planned debt issuances, growth of deposits and other funding, asset liability management and funding strategies and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including the prospects of new businesses (including Transaction Banking and credit card partnerships) or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements.
Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities or its expectations around the sale of assets. Statements about our AUS inflows targets and related revenues and capital reductions are based on our current expectations regarding our fundraising prospects and ability to sell assets and are subject to the risk that actual inflows and revenues and asset sales may be lower than expected due to, among other factors, competition from other asset managers, changes in investment preferences and changes in economic or market conditions. Statements about the projected growth of the firm’s deposits and other funding, asset liability management and funding strategies and associated interest expense savings are subject to the risk that actual growth and savings may differ, possibly materially from that currently anticipated due to, among other things, changes in interest rates and competition from similar products. Statements about the timing, profitability, benefits and other prospective aspects of business and expense savings initiatives, the achievability of medium and long-term targets, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results.
Statements about the firm’s pending acquisitions of NN Investment Partners and GreenSky are subject to the risks that the transactions may not close on the timelines contemplated or at all, including due to a failure to obtain requisite regulatory approval, and that the firm may be unable to fully realize the expected benefits or synergies from the acquisitions in the time frames expected or at all.
For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements above, see “Risk
Factors” in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2020. You should also read the cautionary notes on forward-looking statements in the firm’s Quarterly Report on Form 10-Q for the period ended September 30, 2021 and Earnings Results Presentation for the Full Year and Fourth Quarter 2021.
The statements in the presentation are current only as of February 17, 2022 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances.